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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 13, 1998 included in Cafe Odyssey, Inc.'s Form 10-KSB for the year ended December 28, 1997 and to all references to our firm included in this Registration Statement.




                                            ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
August 28, 1998